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                                                                   EXHIBIT 10.02

               FIRST AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE
                    OF REAL PROPERTY AND ESCROW INSTRUCTIONS

         THIS AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY AND ESCROW INSTRUCTIONS (the "Amendment") is made as of the 29th day of March, 2004, by and between WESTERN PLACE SKYRISE, LTD, a Texas limited partnership ("Seller") and TRIPLE NET PROPERTIES, LLC, a Virginia limited liability company ("Buyer").

                                    RECITALS:

         A. Seller and Buyer entered into an Agreement for Purchase and Sale of Real Property and Escrow Instructions (the "Agreement") dated February 26, 2004 for the purchase and sale of Western Place I & II, located at 6000 & 6100 Western Place, Ft. Worth, Texas, and more specifically described in the Agreement.

         B. The Seller and Buyer desire to amend the Agreement on the terms contained herein.

         NOW, THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Seller and Buyer intending to be legally bound, agree that the Agreement is hereby amended as follows:

                  1. All capitalized terms used herein shall have the meanings given them in the Agreement, unless they are otherwise specifically amended herein.

                  2. Buyer and Seller hereby acknowledge that, except as hereby expressly modified, the Agreement shall be unchanged, shall remain in full force and effect and is hereby expressly ratified and confirmed by Seller and Buyer.

                  3. Section 5.1 is hereby amended to provide that the Due Diligence Period shall expire at 5:00 P.M. Pacific time on April 6, 2004.

                  4. The Agreement may not be further modified except by an instrument in writing signed by each of the parties hereto.

                  5. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same agreement. This Amendment may be delivered by facsimile, and such facsimile counterparts shall be valid and binding on the parties with the same effect as if original signatures had been exchanged.

         IN WITNESS WHEREOF, the Seller and Buyer have caused this Amendment to be executed by their duly authorized representative thereof.

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SELLER:

WESTERN PLACE SKYRISE, LTD.,
a Texas limited partnership

By:      WESTERN PLACE SKYRISE, GP, LLC.,
         its general partner

         By:      /s/ LEORA AZOULAY-LESH
                  ------------------------------------------
         Name:    Leora Azoulay-Lesh
         Title:   Vice President

EXECUTED on this 29th day of March, 2004

BUYER:

TRIPLE NET PROPERTIES, LLC,
a Virginia limited liability company

By:      /s/ ANTHONY W. THOMPSON
         ----------------------------------------------
         Anthony W. Thompson
         President